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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07890
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 12/31/10

*	Fund included is Invesco Tax-Exempt Securities Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	December 31, 2010

Invesco Tax-Exempt Securities Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
18	Financial Statements
20	Notes to Financial Statements
27	Financial Highlights
28	Auditor’s Report
29	Fund Expenses
30	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website — invesco.com/us — offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus — investment management — Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best — manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change — investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Tax-Exempt Securities Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Tax-Exempt Securities Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2010, all share classes of Invesco Tax-Exempt Securities Fund, at net asset value, posted positive returns, but underperformed the Fund’s broad market benchmark, the Barclays Capital Municipal Index. The Fund’s overweight sector allocations in the health care, utility and transportation sectors, as well as a significant underweight exposure to bonds with 20+ year maturities, were the main detrators from this relative performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.69%

Class B Shares	1.25

Class C Shares	1.14

Class Y Shares	1.93

Barclays Capital Municipal Index▼ (Broad Market/Style-Specific Index)	2.38

Lipper General Municipal Debt Funds Index▼(Peer Group Index)	1.66

▼Lipper Inc.

How we invest
The Fund’s investment objective is to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund.
     Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities that pay interest exempt from federal income taxes. We generally invest the Fund’s assets in municipal obligations, which are bonds, notes or short-term commercial paper issued by state governments, local governments and/or their respective agencies. These municipal obligations will have the following ratings at the time of purchase:
■	municipal bonds — within the four highest grades by Moody’s, S&P or Fitch

■	municipal notes — within the two highest grades or, if not rated, have outstanding bonds within the three highest grades by Moody’s, S&P or Fitch

■	municipal commercial paper — within the highest grade by Moody’s, S&P or Fitch
     The Fund may also invest in unrated securities, which we judge to have comparable quality to the securities described above. Additionally, the Fund may invest up to 5% of its net assets in municipal obligations rated below investment grade (commonly known as junk bonds), or if unrated, of comparable quality, as per our internal ratings.
     The Fund buys and sells municipal securities with a view toward seeking a high level of current income exempt from federal income taxes. In selecting securities for purchase and sale, we use our extensive research capabilities to identify and monitor investment opportunities. In conducting research and analysis, we consider a number of factors, including general market and economic conditions, as well as credit and interest rate risk.
     Portfolio securities are typically sold when we believe any of these factors materially change. Measures of interest rate risk that we consider include duration, coupon, maturity and call protection. Measures of credit risk we consider include individual issuer analysis, sector weightings, geographic distribution and quality spreads. Sell decisions are based on:
■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.

■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

■	Opportunities in the secondary or primary market to purchase a security with better relative value.
     The Fund may invest in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase, and if market interest rates increase, the interest rate on the obligations will fall.

Market conditions and your Fund
Market conditions during the 12-month period covered by this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and across the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels, and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment and export weakness continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 2.6% in the third quarter of 2010.1 In the second quarter, real GDP increased at an annual rate of 1.7% .1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed described its view of the U.S. economy by stating:

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	85.2%

General Obligation Bonds	12.0

Pre-Refunded Bonds	2.8

Top Five States

1.	California	14.4%

2.	Texas	14.0

3.	New York	11.3

4.	Illinois	9.0

5.	Florida	6.3

Total Net Assets	$684.3 million
Total Number of Holdings	196
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco Tax-Exempt Securities Fund

“Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Municipal fund flows remained strong after an impressive 2009. In addition, 2010 municipal issuance during the reporting period was about 5.4% ahead of last year’s pace, increasing to $431.9 billion from $409.7 billion.3 However, approximately 30% of supply during 2010 was in the form of taxable municipals, which further supported tax-exempt municipal bond prices by decreasing their relative supply.3
     Sector performance was driven by quality spread tightening, largely a result of continued flows into the municipal market combined with less tax-exempt issuance. Our overweight allocation coupled with our strong security selection of BBB-rated and non-rated bonds contributed to returns for the period.
     The Fund’s long duration profile (about half of its holdings have a maturity of 15+ years) was a contributor as yields declined during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities, which are instruments that have an inverse relationship to a referenced interest rate. These securities can be a more efficient way to manage duration, yield curve exposure and credit exposure. They also can potentially enhance yield. Over the period, the Fund’s exposure to inverse floaters contributed positively to returns.
     Our strong security selection and overweight allocations to the life care and hospital sub-sectors, significantly contributed to returns. Overweight allocations in the utility and transportation sectors also contributed positively to performance. However, our underweight exposure within the tax-supported sector, specifically the state government obligation bonds (GO) and local GO sub sectors, significantly detracted from returns for the reporting period.
     Our exposure to tobacco master settlement agreement bonds contributed positively to relative performance during the period.
     In the final month of the Fund’s fiscal year, market volatility increased significantly across the municipal asset class for a number of reasons. The Bush federal income tax cuts were extended for another two years, which may have diminished investors’ appetite for tax-free bonds. Furthermore, the government announced that the Build America Bond (BAB) program will not continue in 2011. The success of the BAB program in 2009 and 2010 reduced supply and created a scarcity premium within the tax-exempt municipal market. The influx of new issues by states and municipalities also caused U.S. Treasury yields to increase, amplifying market volatility.
     Thank you for investing in Invesco Tax-Exempt Securities Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Byron
 Portfolio manager, is manager of Invesco Tax-Exempt Securities Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University. He also earned an M.B.A. in finance from DePaul University.

Robert Stryker
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Tax-Exempt Securities Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.

Robert Wimmel
Portfolio manager, is manager of Invesco Tax-Exempt Securities Fund. Mr. Wimmel joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati. He also earned an M.A. in economics from the University of Illinois, Chicago.

5 Invesco Tax-Exempt Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Fund data from 3/27/80, index data from 3/31/80
1 Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Tax-Exempt Securities Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

			After Taxes
		After Taxes	on Distributions
	Before	on	and Sale of
	Taxes	Distributions	Fund Shares

Class A Shares

Inception (3/27/80)	6.94%	6.81%	6.84%

10 Years	3.47	3.36	3.59

5 Years	1.79	1.72	2.15

1 Year	-3.12	-3.13	-0.50

Class B Shares

Inception (7/28/97)	4.00%	3.89%	4.03%

10 Years	3.63	3.53	3.70

5 Years	2.09	2.02	2.37

1 Year	-3.61	-3.62	-0.88

Class C Shares

Inception (7/28/97)	3.71%	3.60%	3.75%

10 Years	3.44	3.33	3.51

5 Years	2.29	2.22	2.53

1 Year	0.17	0.16	1.54

Class Y Shares

Inception (3/27/80)	7.35%	7.22%	7.25%

10 Years	4.18	4.08	4.25

5 Years	3.04	2.97	3.27

1 Year	1.93	1.92	2.95

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Tax-Exempt Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Tax-Exempt Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.86%, 1.21%, 1.31% and 0.61%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7 Invesco Tax-Exempt Securities Fund

Invesco Tax-Exempt Securities Fund’s investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project.

■	Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

■	Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain ‘non-appropriation’ clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

■	The issuers of private activity bonds, in which the Fund may invest, may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s value. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax.

■	The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.

About indexes used in this report
■	The Barclays Capital Municipal Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	TAXAX
Class B Shares	TAXBX
Class C Shares	TAXCX
Class Y Shares	TAXDX

8 Invesco Tax-Exempt Securities Fund

Schedule of Investments

December 31, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–106.33%
Alaska–0.53%
Northern Tobacco Securitization Corp.; Series 2006 A, Sr. Tobacco Settlement Asset-Backed Current Interest RB	5.00%	06/01/32	$5,000	$3,589,950

Arizona–2.24%
Arizona (State of);
Series 2008 A, COP (INS–AGM)(a)	5.00%	09/01/24	2,375	2,412,002

Series 2008 A, COP (INS–AGM)(a)	5.00%	09/01/26	2,420	2,417,217

Glendale (City of) Industrial Development Authority (John C. Lincoln Health Network);
Series 2005 B, Ref. Hospital RB	5.25%	12/01/23	3,250	3,178,337

Series 2005 B, Ref. Hospital RB	5.25%	12/01/25	2,250	2,121,458

Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/35	500	456,010

Series 2010, RB	5.13%	05/15/40	1,150	1,054,642

Phoenix (City of) Civic Improvement Corp.; Series 2004, Jr. Lien Wastewater System RB (INS–NATL)(a)	5.00%	07/01/27	2,000	2,024,620

Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/40	1,925	1,689,573

				15,353,859

California–14.38%
Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB (INS–AGM)(a)	5.00%	12/01/25	4,535	4,590,327

Alvord Unified School District (Election of 2007);
Series 2008 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/25	375	381,731

Series 2008 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/26	3,025	3,054,343

Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax GO Bonds(b)	0.00%	08/01/26	3,180	1,237,306

Series 2009, Unlimited Tax GO Bonds(b)	0.00%	08/01/31	40	10,552

Series 2009, Unlimited Tax GO Bonds(b)	0.00%	08/01/32	6,525	1,603,258

California (State of) Housing Finance Agency;
Series 1983 B, Home Mortgage RB (INS–FHA)(a)(b)	0.00%	08/01/15	770	499,699

Series 2006 K, Home Mortgage RB(c)	4.70%	08/01/31	4,000	3,290,480

California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	5,000	4,567,450

California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2005, RB	5.00%	07/01/35	2,500	2,181,225

California (State of) Statewide Communities Development Authority (John Muir Health); Series 2006 A, RB	5.00%	08/15/32	7,000	6,330,450

California (State of);
Series 2002, Unlimited Tax GO Bonds	6.00%	04/01/19	3,500	3,952,340

Series 2007, Various Purpose Unlimited Tax GO Bonds	5.00%	06/01/37	13,000	11,740,040

California County Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2006 A, Tobacco Settlement Asset-Backed Conv. Turbo Bonds(d)	5.45%	06/01/28	3,000	2,452,500

California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.); Series 2009 B, Ref. VRD RB (LOC–Wells Fargo Bank, N.A.)(e)(f)	0.29%	01/19/11	1,000	1,000,000

Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/29	1,585	485,438

El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax GO Bonds(g)	6.56%	08/01/32	5,030	1,174,304

Series 2009 A, Unlimited Tax GO Bonds(g)	6.60%	08/01/33	4,185	913,962

Foothill/Eastern Transportation Corridor Agency; Series 1999, Ref. Toll Road Conv. RB(d)	5.88%	01/15/27	10,000	9,545,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Tax-Exempt Securities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Golden State Tobacco Securitization Corp.;
Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/45	$6,500	$5,500,170

Series 2007 B, First Sub. Tobacco Settlement Asset-Backed RB(b)	0.00%	06/01/47	50,000	1,026,500

Indio (City of) Redevelopment Agency (Indio Redevelopment Merged Project Area);
Series 2008 A, Sub. Tax Allocation Bonds	5.13%	08/15/25	780	728,153

Series 2008 A, Sub. Tax Allocation Bonds	5.25%	08/15/26	1,960	1,828,151

Long Beach Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds	5.75%	08/01/33	5,000	5,214,550

Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/35	3,260	620,997

Oakland (Port of);
Series 2002 L, RB(c)(h)(i)	5.00%	11/01/12	530	571,589

Series 2002 L, RB (INS–NATL)(a)(c)	5.00%	11/01/21	4,260	4,252,673

Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/37	1,170	191,775

Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/38	4,770	724,611

Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/39	5,010	710,819

Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/40	5,260	691,006

Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/41	5,520	679,126

Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/42	5,800	662,244

Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/44	145	14,291

Riverside (County of) Public Financing Authority (Air Force Village West, Inc.);
Series 1999, COP	5.75%	05/15/19	1,845	1,689,079

Series 1999, COP	5.80%	05/15/29	3,900	3,211,884

Southern California Public Power Authority (Mead-Adelanto); Series 1994 A, RB (INS–AMBAC)(a)(j)(k)	8.57%	07/01/15	9,000	11,062,980

				98,391,403

Colorado–3.57%
Colorado (State of) Housing & Finance Authority; Series 1998 A-2, Single Family Program Sr. RB(c)	6.60%	05/01/28	125	126,449

Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.50%	01/15/30	1,250	1,311,512

Series 2010, Private Activity RB	6.00%	01/15/41	1,400	1,378,888

E-470 Public Highway Authority;
Series 1997 B, Sr. RB (INS–NATL)(a)(b)	0.00%	09/01/14	20,000	17,041,400

Series 1997 B, Sr. RB (INS–NATL)(a)(b)	0.00%	09/01/16	5,000	3,767,600

Public Authority for Colorado Energy; Series 2008, Natural Gas Purchase RB	6.25%	11/15/28	750	798,413

				24,424,262

Connecticut–0.17%
Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University); Series 2007 K-2, RB (INS–NATL)(a)	5.00%	07/01/23	1,100	1,127,995

District of Columbia–2.65%
District of Columbia;
Series 2006 B-1, Ballpark RB (INS–NATL)(a)	5.00%	02/01/31	12,000	10,865,280

Series 2009 A, Income Tax Sec. RB(l)	5.25%	12/01/27	6,860	7,257,468

				18,122,748

Florida–6.32%
Highlands (County of) Health Facilities Authority (Adventist Health);
Series 2006 C, RB(h)(i)(j)	5.25%	11/15/16	100	118,315

Series 2006 C, RB(j)	5.25%	11/15/36	3,900	3,776,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Tax-Exempt Securities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Jacksonville (City of); Series 2001, Transportation RB (INS–NATL)(a)	5.00%	10/01/26	$8,500	$8,510,540

Miami-Dade (County of); Series 2005 B, Sub. Special Obligation RB (INS–NATL)(a)(d)	5.00%	10/01/35	2,500	2,325,475

Mid-Bay Bridge Authority;
Series 1991 A, RB(h)	6.88%	10/01/22	2,500	3,208,625

Series 1993 A, Ref. RB (INS–AMBAC)(a)	5.85%	10/01/13	3,500	3,554,635

Series 2008 A, Ref. RB (INS–AGC)(a)	5.00%	10/01/27	1,840	1,740,953

South Miami (City of) Health Facilities Authority (Baptist Health South Florida Obligated Group); Series 2007, Hospital RB(l)	5.00%	08/15/42	18,000	16,656,840

Tampa Bay Water; Series 2001 A, Ref. Utility System Improvement RB (INS–NATL)(a)	6.00%	10/01/29	3,000	3,379,710

				43,271,541

Georgia–2.89%
Atlanta (City of);
Series 2000 A, Ref. Airport General RB (INS–NATL)(a)	5.88%	01/01/17	5,000	5,041,450

Series 2004 C, Airport Passenger Facility Charge & Sub. Lien General RB (INS–AGM)(a)	5.00%	01/01/33	4,000	3,845,200

Series 2004 J, Airport Passenger Facility Charge & Sub. Lien General RB (INS–AGM)(a)	5.00%	01/01/34	3,000	2,881,170

Augusta (City of); Series 2004, Water & Sewerage RB (INS–AGM)(a)	5.25%	10/01/39	3,000	3,029,700

Fulton (County of); Series 1998, Water & Sewerage RB (INS–NATL)(a)	4.75%	01/01/28	5,000	4,974,050

				19,771,570

Hawaii–0.06%
Hawaii (State of) Housing Finance & Development Corp.; Series 1997 A, Single Family Mortgage Purchase RB (CEP–FNMA)(c)	5.75%	07/01/30	390	393,089

Idaho–1.20%
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund);
Series 2008 A, Grant & Revenue Anticipation Bonds (INS–AGC)(a)	5.25%	07/15/23	4,230	4,523,435

Series 2008 A, Grant & Revenue Anticipation Bonds (INS–AGC)(a)	5.25%	07/15/24	3,485	3,680,125

				8,203,560

Illinois–9.04%
Chicago (City of) (O’Hare International Airport); Series 2005 A, General Airport Third Lien RB (INS–NATL)(a)	5.25%	01/01/24	5,000	5,085,650

Chicago (City of) (Roosevelt Square/ABLA Redevelopment Project); Series 2009 A, Ref. Tax Increment Allocation COP	7.13%	03/15/22	2,000	1,984,180

Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/25	4,840	4,854,520

Chicago (City of);
Series 1995 A-2, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(a)	6.25%	01/01/14	3,000	3,316,530

Series 2001 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)(d)	5.38%	01/01/17	2,000	2,205,400

DeKalb (County of) Community Unit School District No. 428;
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/26	2,600	2,659,306

Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/27	990	1,006,068

Illinois (State of) Finance Authority (Resurrection Health Care Corp.); Series 2009, Ref. RB	6.13%	05/15/25	2,870	2,858,376

Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	2,000	2,194,780

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 B, Ref. RB (INS–NATL)(a)(b)(d)	0.00%	06/15/22	20,000	14,597,200

Series 2010 A, RB	5.50%	06/15/50	2,250	2,189,902

Illinois (State of); Series 1991, Civic Center RB (INS–AMBAC)(a)	6.25%	12/15/20	3,495	3,913,736

Kendall, Kane & Will (Counties of) Community Unit School District No. 308;
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)(b)	0.00%	02/01/20	3,295	2,177,633

Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)(b)	0.00%	02/01/23	11,500	6,283,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Tax-Exempt Securities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

McHenry (County of) (Wonder Lake Dredging); Series 2010, Special Service Area RB	6.50%	03/01/30	$2,000	$2,007,980

Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/21	1,000	982,660

Series 2010, RB	6.00%	06/01/28	3,575	3,517,943

				61,835,464

Iowa–2.09%
Iowa (State of) Tobacco Settlement Authority; Series 2005 C, Asset-Backed RB	5.38%	06/01/38	3,500	2,560,530

Iowa (State of);
Series 2009 A, IJOBS Program Special Obligation RB(l)(m)	5.00%	06/01/25	5,815	6,064,231

Series 2009 A, IJOBS Program Special Obligation RB(l)(m)	5.00%	06/01/26	4,360	4,509,635

Washington (County of) (Washington County Hospital); Series 2006, Hospital RB	5.50%	07/01/32	1,275	1,169,787

				14,304,183

Kansas–0.43%
Wyandotte (County of) & Kansas City (City of) Unified Government (Redevelopment Project Area B); Second Lien Series 2005, Ref. Sales Tax Special Obligation RB	5.00%	12/01/20	2,945	2,963,995

Kentucky–0.97%
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/45	1,700	1,701,054

Louisville & Jefferson (Counties of) Metropolitan Sewer District; Series 1998 A, Sewer & Drainage System RB (INS–NATL)(a)	4.75%	05/15/28	5,000	4,958,850

				6,659,904

Louisiana–0.40%
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	3,000	2,739,870

Maryland–1.24%
Baltimore (County of) (Oak Crest Village Inc. Facility); Series 2007 A, RB	5.00%	01/01/37	2,500	2,184,775

Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	6.13%	01/01/30	2,250	2,246,243

Maryland (State of) Health & Higher Educational Facilities Authority (King Farm Presbyterian Community); Series 2007 B, RB	5.00%	01/01/17	1,075	1,026,184

Maryland (State of) Health & Higher Educational Facilities Authority (Medstar Health); Series 2004, Ref. RB	5.50%	08/15/33	3,000	3,005,640

				8,462,842

Massachusetts–4.62%
Massachusetts (State of) Health & Educational Facilities Authority (Boston College); Series 2008 M-2, RB	5.50%	06/01/30	2,100	2,296,812

Massachusetts (State of) Health & Educational Facilities Authority (Harvard University); Series 2009 A, RB(l)	5.50%	11/15/36	20,955	22,265,735

Massachusetts (State of) Health & Educational Facilities Authority (Massachusetts Institute of Technology); Series 2008 O, RB(l)	5.50%	07/01/36	6,680	7,081,602

				31,644,149

Michigan–1.97%
Detroit (City of); Series 2006 C, Ref. Water Supply System Second Lien RB (INS–AGM)(a)	5.00%	07/01/26	4,100	3,908,571

Michigan (State of) Strategic Fund (Detroit Edison Co. Pollution Control Bonds); Series 1999 B, Ref. Limited Obligation RB(c)	5.65%	09/01/29	10,000	9,549,900

				13,458,471

Missouri–1.60%
Missouri (State of) Health & Educational Facilities Authority (Barnes-Jewish Inc./Christian Health Services); Series 1993 A, RB	5.25%	05/15/14	10,000	10,729,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Tax-Exempt Securities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri–(continued)

Missouri (State of) Housing Development Commission (Homeownership Loan Program);
Series 1997 C-1, Single Family Mortgage RB (CEP–GNMA)	6.55%	09/01/28	$115	$117,401

Series 2000 B-1, Single Family Mortgage RB (CEP–GNMA)(c)	7.45%	09/01/31	105	108,433

				10,955,634

Nevada–2.14%
Clark (County of) Las Vegas McCarran International Airport; Series 2010 A, Passenger Facility Charge RB	5.13%	07/01/34	2,000	1,884,160

Clark (County of);
Series 1992 A, Transportation Improvement Limited Tax GO Bonds (INS–AMBAC)(a)	6.50%	06/01/17	3,000	3,624,390

Series 2004 A-1, Airport System Sub. Lien RB (INS–NATL)(a)(c)	5.50%	07/01/23	5,000	5,045,850

Clark County School District; Series 2007 C, Building Limited Tax GO Bonds	5.00%	06/15/26	4,000	4,060,920

				14,615,320

New Hampshire–0.03%
New Hampshire (State of) Housing Finance Authority; Series 2000 B, Single Family Mortgage Acquisition RB(c)	6.70%	07/01/29	190	192,989

New Jersey–4.97%
New Jersey (State of) Economic Development Authority (Montclair State University Student Housing); Series 2010 A, RB	5.75%	06/01/31	1,570	1,509,775

New Jersey (State of) Economic Development Authority; Sub–Series 2005 N-1, Ref. School Facilities Construction RB (INS–AMBAC)(a)	5.50%	09/01/24	3,885	4,175,209

New Jersey (State of) Passaic Valley Sewage Commissioners; Series 2003 F, Sewer System RB (INS–NATL)(a)	5.00%	12/01/19	9,000	9,141,300

New Jersey (State of) Tobacco Settlement Financing Corp.;
Series 2007 1A, Sr. Current Interest Asset-Backed RB	4.63%	06/01/26	7,000	5,111,820

Series 2007 1B, First Sub. Asset-Backed RB(b)	0.00%	06/01/41	5,000	205,100

New Jersey (State of) Transportation Trust Fund Authority; Series 2006 C, Transportation System RB (INS–AGC)(a)(b)	0.00%	12/15/26	10,000	3,804,200

New Jersey (State of) Turnpike Authority; Series 2003 A, RB (INS–NATL)(a)	5.00%	01/01/27	10,000	10,048,900

				33,996,304

New Mexico–0.44%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR(i)	5.20%	06/01/20	1,000	963,550

Series 2010 C, Ref. PCR	5.90%	06/01/40	2,150	2,056,389

				3,019,939

New York–11.27%
Brooklyn (City of) Arena Local Development Corp. (Barclays Center);
Series 2009, RB	6.25%	07/15/40	1,430	1,444,886

Series 2009, RB	6.38%	07/15/43	600	609,486

Long Island Power Authority; Series 2000 A, Electric System General RB (INS–AGM)(a)(b)	0.00%	06/01/17	5,000	4,149,200

Metropolitan Transportation Authority; Series 2002 B, State Service Contract RB (INS–NATL)(a)	5.50%	07/01/24	5,000	5,215,600

New York (City of) Housing Development Corp. (Ruppert Project); Series 1978, MFH RB	6.50%	11/15/18	2,573	2,705,722

New York (City of) Industrial Development Agency (7 World Trade Center, LLC); Series 2005 A, Liberty RB	6.25%	03/01/15	6,000	5,917,260

New York (City of) Industrial Development Agency (Yankee Stadium); Series 2006, PILOT RB (INS–NATL)(a)	4.75%	03/01/46	5,000	4,257,750

New York (City of) Transitional Finance Authority;
Series 2003 D, Future Tax Sec. RB (INS–NATL)(a)	5.25%	02/01/21	4,440	4,730,110

Series 2010 A, Future Tax Sec. RB(l)	5.00%	05/01/28	5,570	5,759,436

Series 2010 A, Future Tax Sec. RB(l)	5.00%	05/01/29	4,455	4,578,493

Series 2010 A, Future Tax Sec. RB(l)	5.00%	05/01/30	4,455	4,541,382

New York (City of); Sub-Series 2008 L-1, Unlimited Tax GO Bonds	5.00%	04/01/27	2,225	2,267,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Tax-Exempt Securities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York (State of) Dormitory Authority (Suffolk County); Series 1986, Judicial Facilities Lease RB(h)	7.38%	07/01/16	$7,875	$9,204,379

New York (State of) Dormitory Authority;
Series 1990 A, State University Educational Facilities RB	7.50%	05/15/13	2,000	2,277,820

Series 1993 A, State University Educational Facilities RB	5.25%	05/15/15	5,000	5,599,450

Port Authority of New York & New Jersey (JFK International Air Terminal LLC); Series 2010, Special Project RB	6.00%	12/01/42	1,500	1,489,785

Sales Tax Asset Receivable Corp.; Series 2005 A, RB (INS–AMBAC)(a)	5.00%	10/15/29	10,000	10,114,400

Westchester Tobacco Asset Securitization Corp.; Series 2005, Tobacco Settlement Asset-Backed RB	5.13%	06/01/38	3,000	2,259,570

				77,122,226

North Carolina–0.78%
North Carolina (State of) Municipal Power Agency No. 1; Series 1998 A, Catawba Electric RB (INS–NATL)(a)	5.50%	01/01/15	4,750	5,352,870

North Dakota–0.14%
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/40	1,000	934,030

Ohio–1.56%
Cleveland (City of); Series 2008 B-1, Public Power System RB (INS–NATL)(a)(b)	0.00%	11/15/25	3,895	1,720,538

Erie (County of) (Firelands Regional Medical Center); Series 2002 A, Hospital Facilities RB	5.63%	08/15/32	3,000	2,864,490

Lorain (County of) (Catholic Healthcare Partners); Series 2001 A, Ref. Hospital Facilities Improvement RB	5.25%	10/01/33	5,000	4,834,000

Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(i)	5.88%	06/01/16	1,140	1,245,336

				10,664,364

Oregon–0.29%
Oregon (State of) Warm Springs Reservation Confederated Tribes (Pelton Round Butte); Series 2009 B, Hydroelectric Tribal Economic Development RB(n)	6.38%	11/01/33	2,000	1,999,920

Pennsylvania–0.66%
Chester (County of) Industrial Development Authority (RHA/Pennsylvania Nursing Homes, Inc); Series 2002, First Mortgage RB	8.50%	05/01/32	1,655	1,656,440

Pennsylvania (State of) Turnpike Commission;
Sub-Series 2010 B-2, Sub. RB(b)	0.00%	12/01/28	2,400	1,793,640

Sub-Series 2010 B-2, Sub. RB(b)	0.00%	12/01/34	1,450	1,078,800

				4,528,880

Puerto Rico–4.85%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 1989 O, RB(b)(h)	0.00%	07/01/17	15,000	12,096,000

Series 2010 CCC, Power RB	5.25%	07/01/27	2,000	1,984,740

Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 1993 X, Ref. RB	5.50%	07/01/15	10,000	10,740,300

Puerto Rico (Commonwealth of) Sales Tax Financing Corp.;
Series 2010 A, First Sub. Sales Tax RB	5.38%	08/01/39	2,400	2,313,408

Series 2010 A, First Sub. Sales Tax RB	5.50%	08/01/42	2,400	2,354,040

Series 2010 C, First Sub. Sales Tax RB	5.25%	08/01/41	3,950	3,731,999

				33,220,487

South Carolina–1.59%
Charleston (County of) Educational Excellence Financing Corp. (Charleston County School District); Series 2005, Installment Purchase RB	5.25%	12/01/30	5,000	4,975,300

Lexington (County of) Health Services District, Inc.; Series 2007, Ref. Hospital RB	5.00%	11/01/16	210	230,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Tax-Exempt Securities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Carolina–(continued)

Richland (County of); Series 2007 A, Ref. Environmental Improvement RB	4.60%	09/01/12	$1,025	$1,051,261

South Carolina (State of) Transportational Infrastructure Bank; Series 2002 A, RB (INS–AMBAC)(a)	5.25%	10/01/21	4,430	4,609,193

				10,865,784

Texas–13.97%
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	2,500	2,388,050

Dallas & Fort Worth (Cities of) International Airport; Series 2003 A, Joint RB (INS–AGM)(a)(c)	5.25%	11/01/24	10,000	10,042,300

Friendswood Independent School District; Series 2008, Schoolhouse Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/26	2,840	2,968,680

Harris (County of) Health Facilities Development Corp. (TECO Project);
Series 2008, Thermal Utility RB (INS–AGC)(a)	5.00%	11/15/26	3,860	3,887,252

Series 2008, Thermal Utility RB (INS–AGC)(a)	5.00%	11/15/27	3,180	3,185,978

Harris (County of);
Series 2007 C, Ref. Toll Road Sub. Lien Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	08/15/31	6,665	7,104,290

Series 2009 A, Toll Road Sr. Lien RB	5.00%	08/15/31	2,920	2,922,862

Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special RB (INS–AGM)(a)(b)	0.00%	09/01/26	8,750	3,572,713

Series 2001 B, Hotel Occupancy Tax & Special RB (INS–AGM)(a)(b)	0.00%	09/01/27	3,600	1,372,572

Houston (City of);
Series 2000 A, Airport System Sub. Lien RB (INS–AGM)(a)(c)	5.88%	07/01/17	5,000	5,111,550

Series 2004 A, Ref. Combined Utility System First Lien RB (INS–AGM)(a)	5.25%	05/15/22	15,000	15,897,150

Series 2004 A, Ref. Combined Utility System First Lien RB (INS–NATL)(a)	5.25%	05/15/25	5,000	5,199,250

Houston Independent School District; Series 2008, Schoolhouse Limited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/26	6,875	7,219,987

Lubbock (City of) Health Facilities Development Corp. (Carillon Senior LifeCare Community); Series 2005 A, Ref. First Mortgage RB	6.63%	07/01/36	5,000	4,523,150

North Texas Tollway Authority;
Series 2008 D, Ref. First Tier System RB (INS–AGC)(a)(b)	0.00%	01/01/28	12,800	4,563,328

Series 2008 D, Ref. First Tier System RB (INS–AGC)(a)(b)	0.00%	01/01/29	2,165	720,101

Series 2008 D, Ref. First Tier System RB (INS–AGC)(a)(b)	0.00%	01/01/31	4,710	1,356,951

San Antonio (City of); Series 2002, Ref. Water System RB (INS–AGM)(a)	5.00%	05/15/28	5,000	5,011,550

Tarrant (County of) Cultural Education Facilities Finance Corp.; Series 2007 A, Ref. Health Resources System RB	5.00%	02/15/17	2,700	2,938,410

Texas (State of) Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Managed Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	1,610	1,623,411

Texas (State of) Turnpike Authority; Series 2002, First Tier RB (INS–BHAC)(a)(b)	0.00%	08/15/27	1,000	362,430

Texas A&M University System Board of Regents; Series 2009 A, Financing System RB	5.00%	05/15/25	1,610	1,711,140

Victoria Independent School District; Series 2008, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/23	1,790	1,939,000

				95,622,105

Utah–0.81%
Salt Lake City (City of) (IHC Hospitals, Inc.); Series 1983, Ref. Hospital RB(h)	5.00%	06/01/15	5,000	5,536,950

Vermont–0.30%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	2,550	2,043,544

Virgin Islands–0.27%
Virgin Islands Public Finance Authority (Virgin Islands Matching Fund Loan Note); Series 2010 A, Sr. Lien Working Capital RB	5.00%	10/01/25	1,900	1,853,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Tax-Exempt Securities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Virginia–0.16%
Virginia (State of) Tobacco Settlement Financing Corp.; Series 2005, Asset-Backed RB(h)	5.50%	06/01/26	$1,000	$1,111,810

Washington–4.89%
Grant (County of) Public Utility District No. 2;
Series 2001 H, Ref. Electric System RB (INS–AGM)(a)	5.38%	01/01/18	5,000	5,187,000

Series 2005 A, Ref. Wanapum Hydroelectric Development RB (INS–NATL)(a)	5.00%	01/01/38	2,500	2,367,225

Seattle (City of);
Series 2003, Ref. Water System RB (INS–NATL)(a)	5.00%	09/01/20	10,000	10,635,100

Series 2003, Ref. Water System RB (INS–NATL)(a)	5.00%	09/01/23	10,000	10,397,700

Series 2008, Drainage & Wastewater RB	5.00%	06/01/25	2,450	2,572,916

Washington (State of); Series 2008 B, Motor Vehicle Fuel Unlimited Tax GO Bonds	5.00%	07/01/27	2,250	2,332,688

				33,492,629

Wisconsin–0.84%
Wisconsin (State of) Health & Educational Facilities Authority (Meriter Hospital, Inc.); Series 2008 A, VRD RB (LOC–U.S. Bank, N.A.)(e)(f)	0.33%	01/19/11	470	470,000

Wisconsin (State of); Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/28	5,000	5,289,000

				5,759,000

TOTAL INVESTMENTS(o)–106.33% (Cost $729,693,031)				727,607,033

OTHER ASSETS LESS LIABILITIES–0.50%				3,409,912

FLOATING RATE AND DEALER TRUSTS OBLIGATIONS RELATED TO SECURITIES HELD–(6.83)%
Notes with interest rates ranging from 0.34% to 0.35% at 12/31/2010 and contractual maturities of collateral ranging from 06/01/25 to 08/15/42 (See Note 1J)(p)				(46,700,000)

NET ASSETS–100.00%				$684,316,945

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– Ambac Assurance Corp.*
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
Conv.	– Convertible
COP	– Certificates of Participation
FHA	– Federal Housing Administration
FNMA	– Federal National Mortgage Association
FTA	– Federal Transit Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RB	– Revenue Bonds
Ref	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Capital appreciation bond.
(c)	Security subject to the alternative minimum tax.
(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Tax-Exempt Securities Fund

(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(g)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of issue.
(h)	Advance refunded; secured by an escrow fund of U.S. government obligations or other highly rated collateral.
(i)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(k)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the auction rate on the related security changes. Position in an inverse floating rate municipal obligation has a total value of $11,062,980 which represents 1.62% of net assets.
(l)	Underlying security related to inverse floaters entered into by the Fund (See Note 1J).
(m)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $6,850,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.
(n)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2010 represented 0.29% of the Fund’s Net Assets.
(o)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

National Public Finance Guarantee Corp.	24.2%

Assured Guaranty Municipal Corp.	14.0

Ambac Assurance Corp.*	6.5

(p)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at December 31, 2010. At December 31, 2010, the Fund’s investments with a value of $78,714,822 are held by Special Purpose Trusts established by a Broker Dealer (“Dealer Trusts”) and serve as collateral for the $46,700,000 in the floating rate note obligations outstanding at that date.
*	Ambac filed for bankruptcy on November 8, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Tax-Exempt Securities Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $729,693,031)	$727,607,033

Receivable for:
Investments sold	125,000

Fund shares sold	37,332

Interest	9,548,291

Investment for trustee deferred compensation and retirement plans	1,977

Other assets	28,297

Total assets	737,347,930

Liabilities:
Floating rate note and dealer trust obligations	46,700,000

Payable for:
Investments purchased	2,001,083

Fund shares reacquired	1,765,805

Amount due custodian	1,791,244

Dividends	349,694

Accrued fees to affiliates	242,037

Accrued other operating expenses	77,063

Trustee deferred compensation and retirement plans	104,059

Total liabilities	53,030,985

Net assets applicable to shares outstanding	$684,316,945

Net assets consist of:
Shares of beneficial interest	$707,124,278

Undistributed net investment income	2,980,003

Undistributed net realized gain (loss)	(23,701,338)

Unrealized appreciation (depreciation)	(2,085,998)

$684,316,945

Net Assets:
Class A	$160,584,021

Class B	$21,099,170

Class C	$24,315,836

Class Y	$478,317,918

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	15,450,721

Class B	2,021,317

Class C	2,337,422

Class Y	46,052,466

Class A:
Net asset value per share	$10.39

Maximum offering price per share (Net asset value of $10.39 divided by 95.25%)	$10.91

Class B:
Net asset value and offering price per share	$10.44

Class C:
Net asset value and offering price per share	$10.40

Class Y:
Net asset value and offering price per share	$10.39

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Tax-Exempt Securities Fund

Statement of Operations

For the year ended December 31, 2010

Investment income:
Interest	$41,013,024

Expenses:
Advisory fees	2,940,571

Administrative services fees	366,710

Custodian fees	31,522

Distribution fees:
Class A	411,088

Class B	182,529

Class C	170,540

Interest expense	413,570

Transfer agent fees	414,457

Trustees’ and officers’ fees and benefits	73,735

Other	208,206

Total expenses	5,212,928

Less: Fees waived and expense offset arrangement(s)	(3,782)

Net expenses	5,209,146

Net investment income	35,803,878

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(6,020,469)

Futures contracts	1,320,920

(4,699,549)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(14,440,322)

Futures contracts	(1,149,763)

(15,590,085)

Net realized and unrealized gain (loss)	(20,289,634)

Net increase in net assets resulting from operations	$15,514,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Tax-Exempt Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$35,803,878	$37,383,360

Net realized gain (loss)	(4,699,549)	(14,852,431)

Change in net unrealized appreciation (depreciation)	(15,590,085)	109,085,728

Net increase in net assets resulting from operations	15,514,244	131,616,657

Distributions to shareholders from net investment income:
Class A	(7,383,802)	(7,296,867)

Class B	(1,257,048)	(1,844,917)

Class C	(982,461)	(968,439)

Class Y	(24,861,078)	(26,666,440)

Total distributions from net investment income	(34,484,389)	(36,776,663)

Share transactions–net:
Class A	2,283,198	2,800,636

Class B	(14,909,987)	(15,900,984)

Class C	1,340,778	71,122

Class Y	(47,086,775)	(50,981,649)

Net increase (decrease) in net assets resulting from share transactions	(58,372,786)	(64,010,875)

Net increase (decrease) in net assets	(77,342,931)	30,829,119

Net assets:
Beginning of year	761,659,876	730,830,757

End of year (includes undistributed net investment income of $2,980,003 and $1,667,434, respectively)	$684,316,945	$761,659,876

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Tax-Exempt Securities Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund operated as Morgan Stanley Tax-Exempt Securities Trust (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

20        Invesco Tax-Exempt Securities Fund

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

21        Invesco Tax-Exempt Securities Fund

I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
J.	Inverse Floating Rate Obligations — The Fund may invest in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to Special Purpose Trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate obligations. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note and dealer trust obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption Interest expense on the Statement of Operations.
The Fund generally invest in inverse floating rate obligations that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate obligations are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

22        Invesco Tax-Exempt Securities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Next $250 million	0.345%

Next $250 million	0.295%

Next $250 million	0.27%

Next $1.25 billion	0.245%

Over $2.5 billion	0.22%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,231,832 to Morgan Stanley Investment Advisors, Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 0.83%, 1.18%, 1.28% and 0.58%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  For the year ended December 31, 2010, MSIA and the Adviser waived advisory fees of $3,638 and $0, respectively.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $184,499 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $249,962 to Morgan Stanley Services Company, Inc. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 0.60% of the average daily net assets of Class B shares and (3) Class C — up to 0.70% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $321,528 to MSDI.
  For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to December 31, 2010, IDI advised the Fund that IDI retained $3,271 in front-end sales commissions from the sale of Class A shares and $3, $7,472 and $2,327 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period January 1, 2010 to May 31, 2010 the MSDI retained $8,842 in front-end sales commissions from the sale of Class A shares and $115, $5,886 and $2,398 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

23        Invesco Tax-Exempt Securities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$727,607,033	$—	$727,607,033

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	1,320,920

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(1,149,763)

Total	$171,157

*	The average value of futures outstanding during the period was $5,523,146.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $144.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $1,099 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

24        Invesco Tax-Exempt Securities Fund

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting form the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended December 31, 2010 were $46,695,000 and 0.89%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$202,079	$—

Ordinary income-tax exempt	34,282,310	36,776,663

Total distributions	$34,484,389	$36,776,663

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$471,916

Net unrealized appreciation — investments	584,293

Temporary book/tax differences	(103,881)

Post-October deferrals	(612,533)

Capital loss carryforward	(23,147,128)

Shares of beneficial interest	707,124,278

Total net assets	$684,316,945

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to bond premium amortization and recognition of realized gain (loss) on tender option bonds..
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$17,917,616

October 31, 2018	5,229,512

Total capital loss carryforward	$23,147,128

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $52,236,701 and $113,986,231, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$34,197,378

Aggregate unrealized (depreciation) of investment securities	(33,613,085)

Net unrealized appreciation of investment securities	$584,293

Cost of investments for tax purposes is $727,022,740.

25        Invesco Tax-Exempt Securities Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns and market discounts on bonds on December 31, 2010, undistributed net investment income was decreased by $6,920, undistributed net realized gain (loss) was increased by $7,266 and shares of beneficial interest decreased by $346. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	1,468,239	$15,766,392	1,841,891	$18,739,745

Class B	213,983	2,320,752	594,728	6,083,199

Class C	530,630	5,781,443	283,490	2,883,083

Class Y	369,829	3,929,212	256,104	2,596,573

Issued as reinvestment of dividends:
Class A	474,435	5,168,093	664,829	6,821,933

Class B	77,494	846,800	163,419	1,677,618

Class C	62,737	684,258	86,484	888,095

Class Y	1,517,911	16,527,500	2,279,258	23,347,837

Automatic conversion of Class B shares to Class A shares:
Class A	751,348	8,204,313	207,074	2,102,891

Class B	(748,137)	(8,204,313)	(206,151)	(2,102,891)

Reacquired:
Class A	(2,495,960)	(26,855,600)	(2,419,692)	(24,863,933)

Class B	(909,927)	(9,873,226)	(2,103,944)	(21,558,910)

Class C	(474,980)	(5,124,923)	(361,693)	(3,700,056)

Class Y	(6,234,539)	(67,543,487)	(7,507,652)	(76,926,059)

Net increase (decrease) in share activity	(5,396,937)	$(58,372,786)	(6,221,855)	$(64,010,875)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 71% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

26        Invesco Tax-Exempt Securities Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
  On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.

														Ratio of
				Net gains										expenses		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					Ratio of		to average net		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	expenses		assets without		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	to average		interest and residual		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	return(a)	(000s omitted)	net assets		trust expense		net assets		turnover(b)

Class A
Year ended 12/31/10	$10.69	$0.51	(c)	$(0.32)	$0.19	$(0.49)	$—	$(0.49)	$10.39	1.62%	$160,584	0.85	%(d)	0.79	%(d)	4.67	%(d)	7%
Year ended 12/31/09	9.43	0.49		1.25	1.74	(0.48)	—	(0.48)	10.69	18.76	163,066	0.87	(e)	0.83	(e)	4.75	(e)	21
Year ended 12/31/08	11.19	0.48		(1.66)	(1.18)	(0.49)	(0.09)	(0.58)	9.43	(10.93)	141,120	0.89	(e)	0.81	(e)	4.54	(e)	12
Year ended 12/31/07	11.56	0.50		(0.34)	0.16	(0.49)	(0.04)	(0.53)	11.19	1.42	171,501	0.98	(e)	0.79	(e)	4.35	(e)	7
Year ended 12/31/06	11.55	0.50		0.08	0.58	(0.50)	(0.07)	(0.57)	11.56	5.19	171,530	0.85	(f)	0.78	(f)	4.32	(f)	10

Class B
Year ended 12/31/10	10.74	0.47	(c)	(0.32)	0.15	(0.45)	—	(0.45)	10.44	1.28	21,099	1.20	(d)	1.14	(d)	4.32	(d)	7
Year ended 12/31/09	9.47	0.45		1.26	1.71	(0.44)	—	(0.44)	10.74	18.40	36,375	1.22	(e)	1.18	(e)	4.40	(e)	21
Year ended 12/31/08	11.24	0.45		(1.68)	(1.23)	(0.45)	(0.09)	(0.54)	9.47	(11.27)	46,804	1.25	(e)	1.17	(e)	4.18	(e)	12
Year ended 12/31/07	11.61	0.46		(0.34)	0.12	(0.45)	(0.04)	(0.49)	11.24	1.07	71,528	1.34	(e)	1.15	(e)	3.99	(e)	7
Year ended 12/31/06	11.60	0.46		0.08	0.54	(0.46)	(0.07)	(0.53)	11.61	4.82	99,514	1.21	(f)	1.14	(f)	3.96	(f)	10

Class C
Year ended 12/31/10	10.70	0.46	(c)	(0.32)	0.14	(0.44)	—	(0.44)	10.40	1.17	24,316	1.30	(d)	1.24	(d)	4.22	(d)	7
Year ended 12/31/09	9.45	0.44		1.24	1.68	(0.43)	—	(0.43)	10.70	18.09	23,746	1.32	(e)	1.28	(e)	4.30	(e)	21
Year ended 12/31/08	11.21	0.44		(1.67)	(1.23)	(0.44)	(0.09)	(0.53)	9.45	(11.31)	20,884	1.35	(e)	1.27	(e)	4.08	(e)	12
Year ended 12/31/07	11.57	0.44		(0.32)	0.12	(0.44)	(0.04)	(0.48)	11.21	1.04	26,864	1.44	(e)	1.25	(e)	3.89	(e)	7
Year ended 12/31/06	11.57	0.45		0.07	0.52	(0.45)	(0.07)	(0.52)	11.57	4.63	29,891	1.31	(f)	1.24	(f)	3.86	(f)	10

Class Y
Year ended 12/31/10	10.68	0.53	(c)	(0.31)	0.22	(0.51)	—	(0.51)	10.39	1.97	478,318	0.60	(d)	0.54	(d)	4.92	(d)	7
Year ended 12/31/09	9.43	0.51		1.24	1.75	(0.50)	—	(0.50)	10.68	18.95	538,473	0.62	(e)	0.58	(e)	5.00	(e)	21
Year ended 12/31/08	11.19	0.51		(1.67)	(1.16)	(0.51)	(0.09)	(0.60)	9.43	(10.71)	522,023	0.65	(e)	0.57	(e)	4.78	(e)	12
Year ended 12/31/07	11.55	0.52		(0.32)	0.20	(0.52)	(0.04)	(0.56)	11.19	1.75	694,439	0.74	(e)	0.55	(e)	4.59	(e)	7
Year ended 12/31/06	11.55	0.53		0.07	0.60	(0.53)	(0.07)	(0.60)	11.55	5.45	793,282	0.61	(f)	0.54	(f)	4.56	(f)	10

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $164,435, $30,422, $24,363 and $524,424 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is less than 0.005% for the years ended December 31, 2009, 2008 and 2007, respectively.
(f)	Does not reflect the effect of expense offset of 0.01%.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Municipal Income Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 14—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

27        Invesco Tax-Exempt Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax Exempt Funds)
and Shareholders of Invesco Tax-Exempt Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Tax-Exempt Securities Fund (formerly known as Morgan Stanley Tax-Exempt Securities Trust, one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2009 and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 25, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

28        Invesco Tax-Exempt Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Class A	$1,000.00	$983.80	$4.15	$1,021.02	$4.23	0.83%

Class B	1,000.00	981.30	5.89	1,019.26	6.01	1.18

Class C	1,000.00	980.70	6.39	1,018.75	6.51	1.28

Class Y	1,000.00	985.00	2.90	1,022.28	2.96	0.58

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29        Invesco Tax-Exempt Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	99.41%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco Tax-Exempt Securities Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a) (19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers - (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm)	208	Vice Chairman, Board of Governors, Western
		Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation		Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Trustees and Officers - (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Trustees and Officers -(continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959-4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1 173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-TES-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
          The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed Applicable to
		Non-Audit Services Provided for fiscal
	Fees Billed for Services Rendered to the	year end 12/31/2010 Pursuant to Waiver
	Registrant for fiscal year end 12/31/2010	of Pre-Approval Requirement(1)

Audit Fees	$35,000	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$4,100	0%
All Other Fees	$0	0%

Total Fees	$39,100	0%
PWC billed the Registrant aggregate non-audit fees of $4,100 for the fiscal year ended December 31, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end December 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
          PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco Affiliates
	for fiscal year end 12/31/2010 That Were
	Required	Percentage of Fees Billed Applicable to
	to be Pre-Approved	Non-Audit Services Provided for fiscal
	by the Registrant’s	year end 12/31/2010 Pursuant to
	Audit Committee	Waiver of Pre-Approval Requirement(1)

Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended December 31, 2010.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of December 14, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 14, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: March 11, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: March 11, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: March 11, 2011

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.